VOYAGEUR FUNDS, INC.
                          VOYAGEUR TAX FREE FUNDS, INC.
                          VOYAGEUR INSURED FUNDS, INC.
                   VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
                            VOYAGEUR INVESTMENT TRUST
                          VOYAGEUR INVESTMENT TRUST II
                           VOYAGEUR MUTUAL FUNDS, INC.
                         VOYAGEUR MUTUAL FUNDS II, INC.
                         VOYAGEUR MUTUAL FUNDS III, INC.
                         VOYAGEUR MUTUAL FUNDS IV, INC.

                                POWER OF ATTORNEY

     The undersigned, duly elected directors, trustees and/or officers of Voyageur Funds, Inc., Voyageur Tax Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc. and Voyageur Mutual Funds IV, Inc. (collectively, the "Funds") appoint John G. Taft, Kenneth R. Larsen, Theodore E. Jessen and Thomas J. Abood, or any one of them, on their behalf as directors, trustees and/or officers of the Funds, as attorney-in-fact for the purpose of signing their names and filing with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary, notifications, registration statements and other filings, and any and all amendments to said notifications, registration statements and other filings, and all exhibits thereto and other documents, for the purpose of registering the Funds under the Investment Company Act of 1940, registering shares of common stock of the Funds under the Securities Act of 1933 and filing all other documents as may be required by any federal or state securities commission or otherwise.

         REGISTRANT                          FILE NO.

Voyageur Funds, Inc.                         33-16270
Voyageur Tax Free Funds, Inc.                2-87910
Voyageur Insured Funds, Inc.                 33-11235
Voyageur Intermediate Tax Free Funds, Inc.   2-99266
Voyageur Investment Trust                    33-42827


         REGISTRANT                          FILE NO.

Voyageur Investment Trust II                 33-75112
Voyageur Mutual Funds, Inc.                  33-63238
Voyageur Mutual Funds II, Inc.               33-11495
Voyageur Mutual Funds III, Inc.              2-95928
Voyageur Mutual Funds IV, Inc.               2-95930


/s/ John G. Taft
----------------------
John G. Taft
President of all Funds
(except Voyageur Mutual Funds II, Inc.)


/s/ Kenneth R. Larsen
----------------------
Kenneth R. Larsen
Treasurer (Principal Financial and
         Accounting Officer of all Funds)


/s/ Andrew M. McCullagh, Jr.
----------------------------
Andrew M. McCullagh, Jr.
President of Voyageur Mutual Funds II, Inc.


/s/ Thomas F. Madison
----------------------
Thomas F. Madison
Director/Trustee of all Funds


/s/ Clarence G. Frame
----------------------
Clarence G. Frame
Director/Trustee of all Funds


/s/ James W. Nelson
----------------------
James W. Nelson
Director/Trustee of all Funds


 /s/ Robert J. Odegard
----------------------
Robert J. Odegard
Director/Trustee of all Funds


/s/ Richard F. McNamara
-----------------------
Richard F. McNamara
Director/Trustee of all Funds


Dated:   January 24, 1995